Exhibit 32

                             CERTIFICATION OF

                      PRINCIPAL EXECUTIVE OFFICER AND

                          CHIEF FINANCIAL OFFICER

                    PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the Annual Report of Apex Minerals Corporation (the "Company") on Form 10-KSB for the period ended June 30, 2003 (the "Report"), I, Howard Oveson, President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Howard Oveson
Howard Oveson, President

Date:  September 26, 2003